UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

500 North Beacon Street, 4th Floor
Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 26, 2026, Kymera Therapeutics, Inc. (the “Company”) entered into a Sales Agreement (the “TD Cowen Sales Agreement”), with TD Securities (USA) LLC (“TD Cowen”) with respect to an “at-the-market” offering program under which the Company may issue and sell, from time to time at the Company’s sole discretion, shares of the Company’s common stock, having an aggregate offering price of up to $500,000,000 (the “Shares”), through TD Cowen. The issuance and sale, if any, of the Shares may be by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933 (the “Securities Act”), including, without limitation, sales made directly on the Nasdaq Global Market, or Nasdaq.

The Company is not obligated to sell any of the Shares, and TD Cowen is not required to sell any specific number or dollar amount of the Shares under the TD Cowen Sales Agreement. The Company or TD Cowen may suspend or terminate the offering of the Shares upon notice to the other party and subject to other conditions.

Subject to the Company’s request to sell the Shares, TD Cowen will act on a best efforts basis and use commercially reasonable efforts to sell the Shares on the Company’s behalf, from time to time consistent with its normal sales practices and applicable state and federal laws, rules and regulations and Nasdaq rules, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay TD Cowen a commission of up to 3.0 percent (3.0%) of the gross proceeds of any of the Shares sold through TD Cowen under the TD Cowen Sales Agreement. Pursuant to the TD Cowen Sales Agreement, the Company has also provided TD Cowen with customary indemnification and contribution rights.

Any Shares to be offered and sold under the TD Cowen Sales Agreement will be issued and sold pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-282912) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (“SEC”) on October 31, 2024 and became automatically effective upon filing pursuant to Rule 462(e) of the Securities Act. The Company filed a prospectus supplement, dated February 26, 2026, with the SEC in connection with the offer and sale of the Shares pursuant to the TD Cowen Sales Agreement.

The foregoing description of the TD Cowen Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Goodwin Procter LLP, counsel to the Company (“Goodwin”), has issued an opinion to the Company, dated February 26, 2026, relating to the validity of the Shares to be issued and sold pursuant to the TD Cowen Sales Agreement, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On February 26, 2026, Jefferies LLC (“Jefferies”) acknowledged and accepted the Company’s prior written notice to terminate the Open Market Sale AgreementSM, dated as of October 31, 2024, by and between the Company and Jefferies, effective immediately.

Item 8.01	Other Events.

Pursuant to the terms of the Registration Rights Agreement, dated as of June 26, 2025, by and among the Company, Baker Brothers Life Sciences, L.P. and 667, L.P., entities affiliated with Atlas Venture and entities affiliated with BVF Partners L.P (the “Selling Stockholders”), which, among other things, provided the Selling Stockholders with certain “resale” registration rights, the Company filed a prospectus supplement on February 26, 2026 (the “Resale Prospectus Supplement”) with the SEC solely to register the potential resale by the Selling Stockholders of up to an aggregate of (i) 18,819,826 shares of the Company’s common stock, par value $0.0001 per share (the “Resale Shares”) and (ii) 12,565,253 shares of common stock issuable upon the exercise of pre-funded warrants to purchase shares of the Company’s common stock, at an exercise price equal to $0.0001 per pre-funded warrant (the “Resale Warrant Shares”).

The filing of the Resale Prospectus Supplement is not itself a sale of securities by the Selling Stockholders and does not necessarily mean that the Selling Stockholders will choose to sell any Resale Shares or Resale Warrant Shares. If any Resale Shares are sold by the Selling Stockholders, the Company would not receive any proceeds from that sale. Upon any cash exercise of Resale Warrant Shares by the Selling Stockholders, the Company would receive cash proceeds per share equal to the exercise price of the exercised Resale Warrant Shares. If the Resale Warrant Shares are exercised in a cashless exercise, the Company will not receive any proceeds from the exercise of the Resale Warrant Shares. No securities will be issued or sold by the Company pursuant to the Resale Prospectus Supplement.

The Resale Prospectus Supplement was filed pursuant to the Registration Statement.

Goodwin has issued an opinion to the Company, dated February 26, 2026, relating to the validity of the Resale Shares and Resale Warrant Shares covered by the Resale Prospectus Supplement, a copy of which is filed as Exhibit 5.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP.

5.2	Opinion of Goodwin Procter LLP.

10.1	Sales Agreement, by and between Kymera Therapeutics, Inc. and TD Securities (USA) LLC, dated February 26, 2026.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: February 26, 2026	By:	/s/ Nello Mainolfi
Nello Mainolfi, Ph.D.
President and Chief Executive Officer